UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2018

PENN NATIONAL GAMING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24206	23-2234473
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

825 Berkshire Blvd., Suite 200, Wyomissing, PA	19610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 373-2400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                   Other Events.

On March 21, 2018, Penn National Gaming, Inc. (“Penn”) issued a press release announcing that the Pennsylvania Gaming Control Board and the West Virginia Lottery Commission approved, subject to customary conditions, Penn’s pending acquisition of Pinnacle Entertainment, Inc. (collectively, the “Approvals”).  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.  In addition, Penn also informed its employees of the Approvals via an electronic communication.  A copy of the employee communication is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press release, dated March 21, 2018.
99.2	Employee communication, dated March 21, 2018.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.

Dated: March 21, 2018	By:	/s/ William J. Fair
Name: William J. Fair
Title: Executive Vice President and Chief Financial Officer

3